UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 13, 2006

                         Morgan Stanley Charter WCM L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                      0-25605                   13-4018065
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     (State or Other           (Commission File Number)        (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor, New York, NY                       10017
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (212) 905-2700

                      Morgan Stanley Charter Millburn L.P.
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

   On October 13, 2006, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner") and Winton Capital Management Limited (the "Trading Advisor") entered into a management agreement (the "Management Agreement") pursuant to which, effective December 1, 2006, the Trading Advisor will serve as the sole trading advisor of the Registrant and will trade the Registrant's net assets pursuant to the Trading Advisor's Diversified Trading Program. Pursuant to the terms of the Management Agreement, the General Partner changed the name of the Registrant from Morgan Stanley Charter Millburn L.P. to Morgan Stanley Charter WCM L.P. as disclosed in Item
5.03 below.

   A copy of the Management Agreement is filed hereto as Exhibit 10.02 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

   Effective October 13, 2006, Morgan Stanley Charter Millburn L.P. changed its name to Morgan Stanley Charter WCM L.P. The name change was effected by a Certificate of Amendment to the Certificate of Limited Partnership of Morgan Stanley Charter Millburn L.P. (the "Certificate"), as filed with the Secretary of State of the State of Delaware on October 13, 2006.

   A copy of the Certificate is filed hereto as Exhibit 3.04 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

   (d)  Exhibits.

Exhibit     Exhibit Description
-------     -------------------

10.02 Management Agreement by and among the Registrant, the General Partner and the Trading Advisor dated as of October 13, 2006.

3.04 Certificate of Amendment to the Certificate of Limited Partnership of the Registrant

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MORGAN STANLEY CHARTER WCM L.P.

Date: October 18,2006   By:   Demeter Management Corporation
                              as General Partner

                         /s/ Walter Davis
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                        Name:  Walter Davis
                        Title: President